AXA Equitable Life Insurance Company
MONY Life Insurance Company of America

SUPPLEMENT DATED MAY 18, 2012 TO THE CURRENT PROSPECTUS FOR

INCENTIVE LIFE LEGACY(R) II

--------------------------------------------------------------------------------

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the Prospectus is hereby incorporated by reference. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to describe the new version of the Long-Term Care Services/SM/ Rider that is available on or about May 21, 2012, subject to approval in your state. If available, the Long-Term Care Services/SM/ Rider described in this Supplement replaces the prior version of the rider that is described in your current Prospectus under "More information about policy features and benefits." This Supplement makes references to the corresponding sections of your current prospectus. Please note the following changes described below.


In states where approved and subject to eligibility requirements, an optional rider may be added to your policy at issue that provides an acceleration of all or part of the policy's death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualified long-term care services in accordance with a plan of care. This is our Long-Term Care Services/SM/ Rider. The monthly rate charged for this rider varies based on the individual characteristics of the insured, the benefit percentage you select and whether you select the rider with or without the optional Nonforfeiture Benefit. You can terminate this rider after your first policy year, subject to any continuation of coverage under the optional Nonforfeiture Benefit, if elected.


This Supplement is organized so that we can first describe the new version of the Long-Term Care Services/SM/ Rider. The information in the Item 1 of this Supplement replaces, in its entirety, the description of the previous version of the rider in your current Prospectus. Following the description of the new version of the rider, we then refer you to other sections of the Prospectus and describe whether the information in those sections, as it relates to the Long-Term Care Services/SM/ Rider, has changed.

1. LONG-TERM CARE SERVICES/SM/ RIDER

   The information for the Long-Term Care Services/SM/ Rider below replaces, in its entirety, the information in your Prospectus under "More information about policy features and benefits".


   The rider provides for the acceleration of all or part of the policy death benefit as a payment of a portion of the policy's death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care./(1)/ Benefits accelerated under this rider will be treated as a lien against the policy death benefit unless benefits are being paid under the optional Nonforfeiture Benefit. While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.


   An individual qualifies as "chronically ill" if they have been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.


   Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services in accordance with a plan of care; 2) proof that the "elimination period," as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured person is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care. Otherwise, unless earlier terminated due to a change in status of the insured or payout of the maximum total benefit amount, benefit payments will terminate at the end of the twelve month period. This rider may not cover all of the costs associated with long-term care services during the insured person's period of coverage.

   The monthly rate charged for this rider varies based on the insured person's sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected and whether you selected the rider with or without the optional Nonforfeiture Benefit. See "Risk/benefit summary:
   Charges and expenses you will pay" above for more information on the charges we deduct for this rider.


   If the net policy value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. While monthly benefits under the Long-Term Care Services/SM/ Rider are being paid, we will waive the monthly charge for the Long-Term Care Services/SM/ Rider.


   We will pay up to the maximum total benefit for qualified long-term care services for the insured person for the duration of a period of coverage. During any period of coverage, the maximum total benefit is determined as of the first day of that period of coverage.


(1)For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form


                   EVM 02 (5/12)                                  149989 (5/12)
                   IL Legacy II                                         #284507

   For policies with death benefit Option A, the maximum total benefit is equal to the current long-term care specified amount. For policies with death benefit Option A, the initial long term care specified amount is equal to the face amount of the base policy at issue multiplied by the acceleration percentage. You can select an acceleration percentage between 20% and 100%.

   For policies with death benefit Option B, the maximum total benefit is equal to the current long-term care specified amount, plus the policy account value. For policies with death benefit Option B, the initial long term care specified amount is equal to the face amount of the base policy multiplied by 100%. You do not select an acceleration percentage.

   The initial long-term care specified amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount may reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount multiplied by the acceleration percentage selected, or (b) the long-term care specified amount immediately prior to the face amount decrease. If you selected death benefit Option A, any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the amount of the withdrawal. If you selected death benefit Option B, the current long-term care specified amount will not be reduced.

   The maximum monthly benefit is the maximum amount we or an affiliated company will pay in a month for qualified long-term care services for the insured person. Affiliates include AXA Equitable Life Insurance Company, AXA Equitable Life and Annuity Company, MONY Life Insurance Company, MONY Life Insurance Company of America, and U.S. Financial Life Insurance Company. The maximum monthly benefit payment amount that you can purchase from the issuer and its affiliates is limited to $50,000 per month, per insured person. At issue, the maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage selected. After that, the maximum monthly benefit is equal to the maximum total benefit as of the first day of the first period of coverage, or on the date coverage under the Nonforfeiture Benefit begins, if earlier, multiplied by the benefit percentage selected.

   Each month, the monthly benefit payment (a portion of which will be applied to repay any outstanding policy loan) for qualified long-term care services for the insured person is the lesser of:


   1. the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

   2. the monthly equivalent of 200% (100% in the State of New York) of the per day limit allowed by the Health Insurance Portability and Accountability Act or "HIPAA." (We reserve the right to increase this percentage.) To find out the current per day limit allowed by HIPAA, go to www.irs.gov. We may also include this information in your policy's annual report.

   We will pay a proportionate amount of the monthly benefit payment for services rendered for less than a full month.


   When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage, accumulated at 0% interest. We deduct the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. We also reduce the cash surrender value, as described below.


   . ELIMINATION PERIOD. The Long-Term Care Services/SM/ Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. If the elimination period is not satisfied within this time period, you must submit a new claim for benefits under this rider. This means that a new elimination period of 90 days must be satisfied within a new 24 month period. The elimination period must be satisfied only once while this rider is in effect.

   . PERIOD OF COVERAGE. The period of coverage is the period of time during which the insured person receives services that are covered under the Long-Term Care Services/SM/ Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

   1. the date that we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

   2. the date we determine you are no longer eligible to receive benefits in accordance with the terms of this rider;

   3. the date when you request that we terminate benefit payments under this rider;


   4. the date the accumulated benefit lien amount equals the maximum total benefit (or if your coverage is continued as a Nonforfeiture benefit, the date the maximum total Nonforfeiture benefit has been paid out);

   5. the date that you surrender the policy (except to the extent of any Nonforfeiture Benefit you may have under the rider);

   6. the date we make a payment under the living benefits rider (for terminal illness) if it occurs before coverage is continued as a Nonforfeiture Benefit; or


   7. the date of death of the insured person.

   During a period of coverage:

   1. Partial withdrawals, face amount decreases and premium payments are not permitted.


   2. The policy death benefit will not be less than the maximum total benefit.

   3. Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment--including any loan repayment. The accumulated benefit lien amount will be deducted from the policy death benefit in determining the insurance benefit we pay.

   4. For the purposes of determining the cash surrender value of this policy, the policy face amount and the unloaned policy account value will be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount. Any applicable surrender charge will be reduced on a pro rata basis for the reduction in the policy face amount.

   5. If there is an outstanding policy loan (and accrued loan interest) at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the maximum total benefit that we have not accelerated to date.

   6. The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider if it is before coverage is continued as a Nonforfeiture Benefit.

   7. Transfers of any unloaned policy account value allocated to the guaranteed interest option or to the variable investment options are permitted. We do, however, reserve the right to restrict the variable investment options available to you during a period of coverage. If we exercise this right, we will notify you of such restrictions in advance.


   After a period of coverage ends:


   1. The base policy face amount of the policy and the unloaned policy account value will each be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.

   2. Any applicable surrender charges will be reduced on a pro rata basis for the reduction in the policy face amount.

   3. The long-term care specified amount will be reduced by a percentage equal to the accumulated benefit lien amount, divided by the maximum total benefit. If after this calculation, the long-term care specified amount would be greater than the base policy face amount, the long-term care specified amount will be further reduced to the policy face amount.

   4. For any subsequent period of coverage, the maximum monthly benefit will be equal to the maximum monthly benefit during the initial period of coverage.


   5. The premium fund values that are used by us to determine whether a guarantee against policy lapse or a guarantee of death benefit protection is in effect will also be reduced pro rata to the reduction in the base policy face amount.

   6. Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

   7. The accumulated benefit lien amount is reset to zero.

   The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

   After the period of coverage has ended, we will provide you with notice of the adjusted values.


   If the entire maximum total benefit has been paid out, the period of coverage will end and this rider will terminate. If the net policy account value is insufficient to cover the monthly deductions, the policy will terminate subject to the grace period provision.


   . RIDER TERMINATION. This rider will terminate, and no further benefits will be payable (except, where applicable, as may be provided under the "Extension of Benefits" and the "Nonforfeiture Benefit" provisions of this rider), on the earliest of the following:

   1. at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

   2. upon termination or surrender of the policy;

   3. the date of the insured person's death;

   4. the date when the accumulated benefit lien amount equals the maximum total benefit amount;

   5. the effective date of the election of the paid up death benefit guarantee;


   6. the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date) if it occurs before coverage is continued as a Nonforfeiture Benefit;

   7. the date the policy goes on loan extension if it occurs before coverage is continued as a Nonforfeiture Benefit; or

   8. on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider if it occurs before coverage is continued as a Nonforfeiture Benefit.


   If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.


   . EXTENSION OF BENEFITS. If your policy lapses, terminating this rider, while the insured person is confined in a long-term care facility but before any rider benefits have been paid for a current period of coverage, benefits for that confinement may be payable provided that the confinement began while this rider was in force and the confinement continues without interruption after rider termination. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement (in this case, the maximum total benefit will be reduced by rider benefits that have been paid out); (b) the date the maximum total benefit has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.


   NONFORFEITURE BENEFIT


   For a higher monthly charge, you can elect the Long-Term Care Services/SM/ Rider with the Nonforfeiture Benefit. The Nonforfeiture Benefit may continue coverage under the rider in a reduced benefit amount in situations where
   (a) the Long-Term Care Services/SM/ Rider would otherwise terminate; (b) you have not already received benefits (including any loan repayments) that equal or exceed the total charges deducted for the rider; and (c) your policy and Long-Term Care Services/SM/ Rider were inforce for at least three policy years.


   While the Nonforfeiture Benefit is in effect, all of the provisions of the Long-Term Care Services/SM/ Rider remain applicable to you. The maximum total Nonforfeiture Benefit will be the greater of:


   (a)One month's maximum monthly benefit and

   (b)The sum of all charges deducted for the Long-Term Care Services/SM/ Rider (with the Nonforfeiture Benefit). This amount excludes any charges that may have previously been waived while rider benefits were being paid.

   The maximum total Nonforfeiture Benefit will be reduced (but not below zero) by all monthly benefit payments paid under the rider, including any loan repayments and any payments made under the "Extension of Benefits" and Nonforfeiture Benefit provisions. Also, the maximum total Nonforfeiture benefit will not exceed the maximum total benefit under the rider as of the date coverage under the Nonforfeiture Benefit begins.


   Coverage under the Nonforfeiture Benefit begins on the date the Long-Term Care Services/SM/ Rider would otherwise terminate for one of the following reasons (unless benefits are being continued under the "Extension of Benefits" provision of the rider):

   (1)We receive your written request to terminate the Long-Term Care Services/SM/ Rider;

   (2)You surrender your policy;

   (3)Your policy terminates without value at the end of a grace period; or

   (4)You elect a Paid Up death benefit guarantee.


   If benefits are being continued under the "Extension of Benefits" provision of the rider and the maximum total benefit has not been paid out, coverage under the Nonforfeiture Benefit begins on the date the insured is discharged from a long-term care facility.


   Once in effect, the Nonforfeiture benefit will continue long-term care coverage under a paid-up status until the earliest of (a) the death of the insured, and (b) the date the maximum total Nonforfeiture benefit has been paid out and reduced to zero during a period of coverage. If coverage is continued under the Nonforfeiture benefit, you will receive additional information regarding the benefit, including the maximum total Nonforfeiture benefit amount.


   For tax information concerning the Long-Term Care Services/SM/ Rider, see "Tax information" later in this Supplement.



4

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2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

   The fee information for the Long-Term Care Services/SM/ Rider below replaces, in its entirety, the fee information in your Prospectus.

--------------------------------------------------------------------------------------
PERIODIC CHARGES OTHER THAN UNDERLYING TRUST PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------
                                                                 AMOUNT
 CHARGE                                 WHEN CHARGE IS DEDUCTED  DEDUCTED
--------------------------------------------------------------------------------------

LONG-TERM CARE SERVICES/SM/ RIDER/(2)/         Monthly           Charge
                                                                 per
                                                                 $1,000 of
                                                                 the
                                                                 amount
                                                                 for which
                                                                 we are at
                                                                 risk:/(3)/
                                                                 With the
                                                                 optional
                                                                 Nonforfeiture
                                                                 Benefit:

                                                                    Highest:
                                                                    $2.94

                                                                    Lowest:
                                                                    $0.25

                                                                    Representative:
                                                                    $0.53/(1)/

                                                                 Without
                                                                 the
                                                                 optional
                                                                 Nonforfeiture
                                                                 Benefit:

                                                                    Highest:
                                                                    $2.67

                                                                    Lowest:
                                                                    $0.22

                                                                    Representative:
                                                                    $0.49/(1)/
--------------------------------------------------------------------------------------

   (1)This representative amount is the rate we guarantee for a representative insured male age 35 at issue in the preferred elite non-tobacco user risk class. This charge varies based on the individual characteristics of the insured and the benefit percentage you choose and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.
   (2)Not applicable after the insured person reaches age 121.
   (3)Our amount "at risk" for this rider depends on the death benefit option selected under the policy. See "More information about policy features and benefits -- Long-Term Care Services/SM/ Rider" earlier in this Supplement.

3. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

   THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.

   POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account value" is not enough to pay your policy's monthly charges when due unless you are receiving monthly benefit payments under the Long-Term Care Services/SM/ Rider.

   YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE


   The information replaces, in its entirety, the information regarding the Long-Term Care Services/SM/ Rider that was included in this section of your Prospectus.

   Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care Services/SM/ Rider prior to continuing coverage under any Nonforfeiture Benefit. Also, election of a paid up death benefit guarantee will terminate any Long-Term Care Services/SM/ Rider subject to any Nonforfeiture Benefit, if elected.


   OTHER ADJUSTMENTS TO DEATH BENEFIT

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.


   We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. Under the Long-Term Care Services/SM/ Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit. Please see "Section 1: Long-Term Care Services/SM/ Rider" earlier in this Supplement.


   CHANGE OF DEATH BENEFIT OPTION


   The information below replaces, in its entirety, the information regarding the Long-Term Care Services/SM/ Rider that was included in this section of your Prospectus.

   You may not request a change of the death benefit option from Option A to Option B under the policy while the Long-Term Care Services/SM/ Rider is in effect. You may request a change from Option B to Option A.

   YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.


   We can refuse or limit any requested increase or decrease. We will not approve any increase while the Long-Term Care Services/SM/ Rider is in effect unless coverage has been continued under a Nonforfeiture Benefit. Also, we will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long-Term Care Services/SM/ Rider.


   ACCESSING YOUR MONEY

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.


   The cash surrender value available for loans is reduced as described earlier in this Supplement. We will charge interest on the amount of the loan. See "Borrowing from your policy" in your prospectus for more information.


   Partial withdrawals are not permitted if you are receiving monthly benefit payments under the Long-Term Care Services/SM/ Rider.

4. ACCESSING YOUR MONEY

   BORROWING FROM YOUR POLICY

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.

   The amount you can borrow will be reduced for any monthly payments you have received under the Long-Term Care Services/SM/ Rider.

   PAYING OFF YOUR LOAN. Any payment received while you are receiving monthly payments under the Long-Term Care Services/SM/ Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

   If you are to receive monthly benefit payments under the Long-Term Care Services/SM/ Rider, a percentage of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

   LOAN EXTENSION (FOR GUIDELINE PREMIUM TEST POLICIES ONLY)

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.


   Loan Extension is a feature that can protect against lapse of your policy due to an outstanding policy loan in certain circumstances. However, Loan Extension is not available if you have received a payment under the Long-Term Care Services/SM/ Rider before coverage is continued under any Nonforfeiture Benefit.

   When a policy goes on loan extension all additional benefit riders and endorsements will terminate, including the Long-Term Care Services/SM/ Rider before coverage is continued under any Nonforfeiture Benefit.


   MAKING WITHDRAWALS FROM YOUR POLICY

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.


   You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 121, provided you are not receiving monthly benefit payments under the Long-Term Care Services/SM/ Rider. If you elected the Long-Term Care Services/SM/ Rider, a partial withdrawal may reduce the current long term care specified amount as described earlier in this Supplement.


   SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.


   You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your cash surrender value, minus any outstanding loan and unpaid loan interest. The cash surrender value is reduced as described earlier in this Supplement.


   YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.


   If you receive a living benefit on account of terminal illness, the Long-Term Care Services/SM/ Rider for chronic illness benefits, if inforce and before continuation of coverage under any Nonforfeiture Benefit, will terminate and no further benefits will be payable under the Long-Term Care Services/SM/ Rider. Long-Term Care Services/SM/ Rider charges will also stop.


6

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5. TAX INFORMATION

   The tax information for the Long-Term Care Services/SM/ Rider below replaces, in its entirety, the tax information in this section of your Prospectus.

   TAX TREATMENT OF LIVING BENEFITS RIDER OR LONG-TERM CARE SERVICES/SM/ RIDER UNDER A POLICY WITH THE APPLICABLE RIDER


   LIVING BENEFITS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill under section 101(g) of the Code and can qualify for this income tax exclusion. If the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer.


   LONG-TERM CARE SERVICES/SM/ RIDER. Benefits received under the Long-Term Care Services/SM/ Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. Receipt of these benefits may be taxable and may reduce your investment in the policy. Generally income exclusion for all payments from all sources with respect to an insured person will be limited to the higher of the HIPAA per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

   The Long-Term Care Services/SM/ Rider is intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code. Charges for the Long-Term Care Services/SM/ Rider are generally not considered deductible for income tax purposes. Assuming the rider qualifies as intended, charges will reduce your investment in the policy for income tax purposes (but not below zero) but will not be taxable.

   Any adjustments made to your policy death benefit, face amount and other values as a result of Long-Term Care Services/SM/ Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.

   It is not clear whether the exception for accelerated death benefits on account of terminal illness for owners whose insurable interests arise from business-type policies applies to benefits under a qualified long-term care insurance policy. If the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee to the provider of medical care.

   MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS

   GUARANTEE PREMIUM TEST FOR NO LAPSE GUARANTEE

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.

   GUARANTEE PREMIUMS. The amounts of the monthly guarantee premiums for the no lapse guarantee are set forth in your policy. The amounts of the monthly guarantee premiums for any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period or the extended no lapse guarantee period beyond its original number of years.

   PAID UP DEATH BENEFIT GUARANTEE


   The information below replaces, in its entirety, the information regarding the Long-Term Care Services/SM/ Rider that was included in this section of your Prospectus.


   If you elect the paid up death benefit guarantee, the Long-Term Care Services/SM/ Rider will automatically terminate. If we make payment under the Long-Term Care Services/SM/ Rider, the paid up death benefit guarantee will terminate.


   Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care Services/SM/ Rider and before continuation of coverage under any Nonforfeiture Benefit.


                                                                          7

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6. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES

   The information below regarding the charge for the Long-Term Care Services/SM/ Rider replaces, in its entirety, the information in this section of your Prospectus.

   . LONG-TERM CARE SERVICES/SM/ RIDER. If you choose this rider without the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.22 and $2.67 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month. If you choose this rider with the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.25 and $2.94 per $1,000 of the amount for which we are at risk under the rider. We will deduct this charge until the insured reaches age 121 while the rider is in effect, but not when rider benefits are being paid. The net amount at risk under the rider depends on the death benefit option selected under the policy. For policies with death benefit Option A, the net amount at risk for the rider is the lesser of (a) the current policy face amount, minus the policy account value (but not less than zero); and (b) the current long-term care specified amount. For policies with death benefit Option B, the net amount at risk for the rider is the current long-term care specified amount.

   If you continue coverage under the Nonforfeiture Benefit, the charge for the rider will no longer apply.

7. MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY

   YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

   The reference to the Long-Term Care Services/SM/ Rider in this section of your Prospectus remains unchanged. For your convenience, the information regarding the rider is restated below.

   After the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.


   Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics. In addition, any no lapse guarantee and Long-Term Care Services/SM/ Rider will terminate before continuation of coverage under any Nonforfeiture Benefit.




  Copyright 2012 AXA Equitable Life Insurance Company and MONY Life Insurance
                              Company of America.
                 All rights reserved. Incentive Life Legacy is
       a registered trademarks of AXA Equitable Life Insurance Company.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104
                                 212-554-1234

                                                                        #284507